JANUS EQUITY FUNDS
                             CLOSED TO NEW INVESTORS
                      SUPPLEMENT DATED OCTOBER 31, 2001 TO
                      PROSPECTUSES DATED FEBRUARY 16, 2001

THIS INFORMATION SUPPLEMENTS THE FUNDS' PROSPECTUS. THIS SUPPLEMENT AND THE PROSPECTUS TOGETHER CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-525-3713.

This supplement sets forth the current investment procedures for Janus Fund, Janus Twenty Fund, Janus Venture Fund, Janus Olympus Fund, Janus Worldwide Fund, Janus Overseas Fund, Janus Global Life Sciences Fund, and Janus Global Technology Fund (each a "Fund" and, collectively, the "Funds"), which are each closed to new investors. Although the Funds are closed, investors who meet any of the following criteria may continue to invest in the Funds and/or open new Fund accounts.

o If you are a current Fund shareholder, you may continue to purchase Fund shares through your existing Fund accounts and to reinvest dividends and capital gains in such accounts.
o If your name appears in the registration of an existing Fund account and will also appear in the registration of a new Fund account, you may open a new Fund account directly with Janus or through certain intermediaries. You may also re-register an existing account as a business account directly with Janus. If you hold shares of a Fund and submit an order directly to Janus for a new account in that Fund, your order must clearly indicate that you are currently a shareholder of the Fund, or your money will be invested in Janus Money Market Fund-Investor Shares, as explained under "Paying for Shares" in the Shareholder's Manual of the Funds' Prospectus.
o If you are an employee, or living at the same address as an employee, of Janus Capital Corporation or any of its subsidiaries, you may open a new Fund account directly with Janus.
o Existing or new participants in a qualified retirement plan (for example, a 401(k) plan, profit sharing plan, or money purchase pension plan), 403(b) plan, or 457 plan that currently offers a Fund as an investment option, may direct contributions to the Fund through such plan.
o If you are a discretionary investment adviser, you may continue to invest in the Funds through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders.
o Except as set forth above, no financial intermediaries will be eligible to open new accounts with any of the Funds or add new investors to existing omnibus accounts. Qualified retirement plans that do not currently offer a Fund will not be able to add such Fund as an investment option.

Once an account is closed, additional investments will not be accepted unless you are one of the investors listed above. Investors may be required to demonstrate eligibility to purchase shares of a Fund before an investment is accepted. The Funds may resume sales of shares to new investors at some future date, but they have no present intention to do so.